SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

155 NORTH WACKER DRIVE CHICAGO, ILLINOIS 60606-1720 ______________ TEL: (312) 407-0700 FAX: (312) 407-0411 www.skadden.com July 27, 2012	FIRM/AFFILIATE OFFICES

______________

BOSTON

HOUSTON

LOS ANGELES

NEW YORK

PALO ALTO

WASHINGTON, D.C.

WILMINGTON

______________

BEIJING

BRUSSELS

FRANKFURT

HONG KONG

LONDON

MOSCOW

MUNICH

PARIS

SÃO PAULO

SHANGHAI

Thrivent Mutual Funds 625 Fourth Avenue South Minneapolis, MN 55415	SINGAPORE SYDNEY TOKYO TORONTO VIENNA

Ladies and Gentlemen:

We have acted as special tax counsel to Thrivent Diversified Income Plus Portfolio (the “Acquiring Portfolio”), a diversified series of the Thrivent Series Fund, Inc., an open-end investment company organized as a Minnesota corporation (the “Fund”), and to Thrivent Partner Utilities Portfolio (the “Target Portfolio”), a diversified series of the Fund, in connection with the Acquiring Portfolio’s acquisition of all of the assets of the Target Portfolio, solely in exchange for shares of beneficial interest of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the subsequent liquidation of the Target Portfolio (collectively, the “Reorganization”) pursuant to the Agreement and Plan of Reorganization, dated July 23, 2012, between the Acquiring Portfolio and the Target Portfolio (the “Agreement”). You have requested our opinion regarding whether the Reorganization will be treated for United States federal income tax purposes as a reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Unless otherwise defined, capitalized terms used in this opinion have the meanings assigned to them in the Agreement.

In connection with our opinion, we have reviewed originals or copies, certified or otherwise identified to our satisfaction, of the Agreement, the Prospectus/Proxy Statement (prepared with respect to the Reorganization), the Statement of Additional Information with respect to each Portfolio, and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinion set forth below. We have assumed that the Reorganization will be consummated in accordance with the Agreement and the Prospectus/Proxy Statement, the Statement of Additional Information and such other documents, certificates and records.

For purposes of our opinion, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified,

Thrivent Mutual Funds

July 27, 2012

conformed, photostatic or electronic copies and the authenticity of the originals of such latter documents. We have assumed that such documents, certificates and records are duly authorized, valid and enforceable.

In rendering our opinion, we have also relied upon statements and representations of officers and other representatives of the Acquiring Portfolio and the Target Portfolio and have assumed that such statements and representations are and will continue to be correct without regard to any qualification as to knowledge or belief.

In rendering our opinion, we have relied on the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “Service”) and such other authorities as we have considered relevant, all as in effect as of the date of this opinion and all of which are subject to differing interpretations or change at any time (possibly with retroactive effect). A change in the authorities upon which our opinion is based could affect our conclusions. An opinion of counsel is not binding on the Service or any court. No assurance can be given that the Service would not assert, or that a court would not sustain, a position contrary to this opinion.

Based upon and subject to the foregoing, we are of the opinion that, for United States federal income tax purposes, the Reorganization will be treated as a reorganization within the meaning of Section 368(a) of the Code.

Except as set forth above, we express no other opinion. This opinion is furnished to you solely for your benefit in connection with the Reorganization and is not to be relied upon by anyone else without our prior written consent. This opinion is expressed as of the date hereof, and we are under no obligation to supplement or revise our opinion to reflect any legal developments or factual matters arising subsequent to the date hereof or the impact of any information, document, certificate, record, statement, representation, covenant, or assumption relied upon herein that becomes incorrect or untrue.

Very truly yours,

SKADDEN, ARPS , SLATE, MEAGHER & FLOM LLP

155 NORTH WACKER DRIVE CHICAGO, ILLINOIS 60606-1720 ______________ TEL: (312) 407-0700 FAX: (312) 407-0411 www.skadden.com July 27, 2012	FIRM/AFFILIATE OFFICES

______________

BOSTON

HOUSTON

LOS ANGELES

NEW YORK

PALO ALTO

WASHINGTON, D.C.

WILMINGTON

______________

BEIJING

BRUSSELS

FRANKFURT

HONG KONG

LONDON

MOSCOW

MUNICH

PARIS

SÃO PAULO

SHANGHAI

Thrivent Mutual Funds 625 Fourth Avenue South Minneapolis, MN 55415	SINGAPORE SYDNEY TOKYO TORONTO VIENNA

Ladies and Gentlemen:

We have acted as special tax counsel to Thrivent Income Portfolio (the “Acquiring Portfolio”), a diversified series of the Thrivent Series Fund, Inc., an open-end investment company organized as a Minnesota corporation (the “Fund”), and to Thrivent Partner Socially Responsible Bond Portfolio (the “Target Portfolio”), a diversified series of the Fund, in connection with the Acquiring Portfolio’s acquisition of all of the assets of the Target Portfolio, solely in exchange for shares of beneficial interest of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the subsequent liquidation of the Target Portfolio (collectively, the “Reorganization”) pursuant to the Agreement and Plan of Reorganization, dated July 23, 2012, between the Acquiring Portfolio and the Target Portfolio (the “Agreement”). You have requested our opinion regarding whether the Reorganization will be treated for United States federal income tax purposes as a reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Unless otherwise defined, capitalized terms used in this opinion have the meanings assigned to them in the Agreement.

In connection with our opinion, we have reviewed originals or copies, certified or otherwise identified to our satisfaction, of the Agreement, the Prospectus/Proxy Statement (prepared with respect to the Reorganization), the Statement of Additional Information with respect to each Portfolio, and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinion set forth below. We have assumed that the Reorganization will be consummated in accordance with the Agreement and the Prospectus/Proxy Statement, the Statement of Additional Information and such other documents, certificates and records.

For purposes of our opinion, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified,

Thrivent Mutual Funds

July 27, 2012

conformed, photostatic or electronic copies and the authenticity of the originals of such latter documents. We have assumed that such documents, certificates and records are duly authorized, valid and enforceable.

In rendering our opinion, we have also relied upon statements and representations of officers and other representatives of the Acquiring Portfolio and the Target Portfolio and have assumed that such statements and representations are and will continue to be correct without regard to any qualification as to knowledge or belief.

In rendering our opinion, we have relied on the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “Service”) and such other authorities as we have considered relevant, all as in effect as of the date of this opinion and all of which are subject to differing interpretations or change at any time (possibly with retroactive effect). A change in the authorities upon which our opinion is based could affect our conclusions. An opinion of counsel is not binding on the Service or any court. No assurance can be given that the Service would not assert, or that a court would not sustain, a position contrary to this opinion.

Based upon and subject to the foregoing, we are of the opinion that, for United States federal income tax purposes, the Reorganization will be treated as a reorganization within the meaning of Section 368(a) of the Code.

Except as set forth above, we express no other opinion. This opinion is furnished to you solely for your benefit in connection with the Reorganization and is not to be relied upon by anyone else without our prior written consent. This opinion is expressed as of the date hereof, and we are under no obligation to supplement or revise our opinion to reflect any legal developments or factual matters arising subsequent to the date hereof or the impact of any information, document, certificate, record, statement, representation, covenant, or assumption relied upon herein that becomes incorrect or untrue.

Very truly yours,

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

155 NORTH WACKER DRIVE CHICAGO, ILLINOIS 60606-1720 ______________ TEL: (312) 407-0700 FAX: (312) 407-0411 www.skadden.com July 27, 2012	FIRM/AFFILIATE OFFICES

______________

BOSTON

HOUSTON

LOS ANGELES

NEW YORK

PALO ALTO

WASHINGTON, D C

WILMINGTON

______________

BEIJING

BRUSSELS

FRANKFURT

HONG KONG

LONDON

MOSCOW

MUNICH

PARIS

SÃO PAULO

SHANGHAI

Thrivent Mutual Funds 625 Fourth Avenue South Minneapolis, MN 55415	SINGAPORE SYDNEY TOKYO TORONTO VIENNA

Ladies and Gentlemen:

We have acted as special tax counsel to Thrivent Partner Worldwide Allocation Portfolio (the “Acquiring Portfolio”), a diversified series of the Thrivent Series Fund, Inc,, an open-end investment company organized as a Minnesota corporation (the “Fund”), and to Thrivent Partner International Stock Portfolio (the “Target Portfolio”), a diversified series of the Fund, in connection with the Acquiring Portfolio’s acquisition of all of the assets of the Target Portfolio, solely in exchange for shares of beneficial interest of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the subsequent liquidation of the Target Portfolio (collectively, the “Reorganization”) pursuant to the Agreement and Plan of Reorganization, dated July 23, 2012, between the Acquiring Portfolio and the Target Portfolio (the “Agreement”). You have requested our opinion regarding whether the Reorganization will be treated for United States federal income tax purposes as a reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Unless otherwise defined, capitalized terms used in this opinion have the meanings assigned to them in the Agreement.

In connection with our opinion, we have reviewed originals or copies, certified or otherwise identified to our satisfaction, of the Agreement, the Prospectus/Proxy Statement (prepared with respect to the Reorganization), the Statement of Additional Information with respect to each Portfolio, and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinion set forth below. We have assumed that the Reorganization will be consummated in accordance with the Agreement and the Prospectus/Proxy Statement, the Statement of Additional Information and such other documents, certificates and records.

For purposes of our opinion, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified,

Thrivent Mutual Funds

July 27, 2012

conformed, photostatic or electronic copies and the authenticity of the originals of such latter documents. We have assumed that such documents, certificates and records are duly authorized, valid and enforceable.

In rendering our opinion, we have also relied upon statements and representations of officers and other representatives of the Acquiring Portfolio and the Target Portfolio and have assumed that such statements and representations are and will continue to be correct without regard to any qualification as to knowledge or belief.

In rendering our opinion, we have relied on the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “Service”) and such other authorities as we have considered relevant, all as in effect as of the date of this opinion and all of which are subject to differing interpretations or change at any time (possibly with retroactive effect). A change in the authorities upon which our opinion is based could affect our conclusions. An opinion of counsel is not binding on the Service or any court. No assurance can be given that the Service would not assert, or that a court would not sustain, a position contrary to this opinion.

Based upon and subject to the foregoing, we are of the opinion that, for United States federal income tax purposes, the Reorganization will be treated as a reorganization within the meaning of Section 368(a) of the Code.

Except as set forth above, we express no other opinion. This opinion is furnished to you solely for your benefit in connection with the Reorganization and is not to be relied upon by anyone else without our prior written consent. This opinion is expressed as of the date hereof, and we are under no obligation to supplement or revise our opinion to reflect any legal developments or factual matters arising subsequent to the date hereof or the impact of any information, document, certificate, record, statement, representation, covenant, or assumption relied upon herein that becomes incorrect or untrue.

Very truly yours,

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

155 NORTH WACKER DRIVE CHICAGO, ILLINOIS 60606-1720 ______________ TEL: (312) 407-0700 FAX: (312) 407-0411 www.skadden.com July 27, 2012	FIRM/AFFILIATE OFFICES

______________

BOSTON

HOUSTON

LOS ANGELES

NEW YORK

PALO ALTO
WASHINGTON, D. C.
WILMINGTON

______________

BEIJING

BRUSSELS

FRANKFURT

HONG KONG

LONDON

MOSCOW

MUNICH

PARIS

SÃO PAULO

SHANGHAI

Thrivent Mutual Funds 625 Fourth Avenue South Minneapolis, MN 55415	SINGAPORE SYDNEY TOKYO TORONTO VIENNA

Ladies and Gentlemen:

We have acted as special tax counsel to Thrivent Large Cap Growth Portfolio (the “Acquiring Portfolio”), a diversified series of the Thrivent Series Fund, Inc., an open-end investment company organized as a Minnesota corporation (the “Fund”), and to Thrivent Large Cap Growth Portfolio II (the “Target Portfolio”), a diversified series of the Fund, in connection with the Acquiring Portfolio’s acquisition of all of the assets of the Target Portfolio, solely in exchange for shares of beneficial interest of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the subsequent liquidation of the Target Portfolio (collectively, the “Reorganization”) pursuant to the Agreement and Plan of Reorganization, dated July 23, 2012, between the Acquiring Portfolio and the Target Portfolio (the “Agreement”). You have requested our opinion regarding whether the Reorganization will be treated for United States federal income tax purposes as a reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Unless otherwise defined, capitalized terms used in this opinion have the meanings assigned to them in the Agreement.

In connection with our opinion, we have reviewed originals or copies, certified or otherwise identified to our satisfaction, of the Agreement, the Prospectus/Proxy Statement (prepared with respect to the Reorganization), the Statement of Additional Information with respect to each Portfolio, and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinion set forth below. We have assumed that the Reorganization will be consummated in accordance with the Agreement and the Prospectus/Proxy Statement, the Statement of Additional Information and such other documents, certificates and records.

For purposes of our opinion, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified,

Thrivent Mutual Funds

July 27, 2012

conformed, photostatic or electronic copies and the authenticity of the originals of such latter documents. We have assumed that such documents, certificates and records are duly authorized, valid and enforceable.

In rendering our opinion, we have also relied upon statements and representations of officers and other representatives of the Acquiring Portfolio and the Target Portfolio and have assumed that such statements and representations are and will continue to be correct without regard to any qualification as to knowledge or belief.

In rendering our opinion, we have relied on the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “Service”) and such other authorities as we have considered relevant, all as in effect as of the date of this opinion and all of which are subject to differing interpretations or change at any time (possibly with retroactive effect). A change in the authorities upon which our opinion is based could affect our conclusions. An opinion of counsel is not binding on the Service or any court. No assurance can be given that the Service would not assert, or that a court would not sustain, a position contrary to this opinion.

Based upon and subject to the foregoing, we are of the opinion that, for United States federal income tax purposes, the Reorganization will be treated as a reorganization within the meaning of Section 368(a) of the Code.

Except as set forth above, we express no other opinion. This opinion is furnished to you solely for your benefit in connection with the Reorganization and is not to be relied upon by anyone else without our prior written consent. This opinion is expressed as of the date hereof, and we are under no obligation to supplement or revise our opinion to reflect any legal developments or factual matters arising subsequent to the date hereof or the impact of any information, document, certificate, record, statement, representation, covenant, or assumption relied upon herein that becomes incorrect or untrue.

Very truly yours,

SKADDEN, ARPS , SLATE, MEAGHER & FLOM LLP

155 NORTH WACKER DRIVE CHICAGO, ILLINOIS 60606-1720 ______________ TEL: (312) 407-0700 FAX: (312) 407-0411 www.skadden.com July 27, 2012	FIRM/AFFILIATE OFFICES

______________

BOSTON

HOUSTON

LOS ANGELES

NEW YORK

PALO ALTO
WASHINGTON, D C
WILMINGTON

______________

BEIJING

BRUSSELS

FRANKFURT

HONG KONG

LONDON

MOSCOW

MUNICH

PARIS

SÃO PAULO

SHANGHAI

Thrivent Mutual Funds 625 Fourth Avenue South Minneapolis, MN 55415	SINGAPORE SYDNEY TOKYO TORONTO VIENNA

Ladies and Gentlemen:

We have acted as special tax counsel to Thrivent Mid Cap Growth Portfolio (the “Acquiring Portfolio”), a diversified series of the Thrivent Series Fund, Inc., an open-end investment company organized as a Minnesota corporation (the “Fund”), and to Thrivent Mid Cap Growth Portfolio II (the “Target Portfolio”), a diversified series of the Fund, in connection with the Acquiring Portfolio’s acquisition of all of the assets of the Target Portfolio, solely in exchange for shares of beneficial interest of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the subsequent liquidation of the Target Portfolio (collectively, the “Reorganization”) pursuant to the Agreement and Plan of Reorganization, dated July 23, 2012, between the Acquiring Portfolio and the Target Portfolio (the “Agreement”). You have requested our opinion regarding whether the Reorganization will be treated for United States federal income tax purposes as a reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Unless otherwise defined, capitalized terms used in this opinion have the meanings assigned to them in the Agreement.

In connection with our opinion, we have reviewed originals or copies, certified or otherwise identified to our satisfaction, of the Agreement, the Prospectus/Proxy Statement (prepared with respect to the Reorganization), the Statement of Additional Information with respect to each Portfolio, and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinion set forth below. We have assumed that the Reorganization will be consummated in accordance with the Agreement and the Prospectus/Proxy Statement, the Statement of Additional Information and such other documents, certificates and records.

For purposes of our opinion, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified,

Thrivent Mutual Funds

July 27, 2012

conformed, photostatic or electronic copies and the authenticity of the originals of such latter documents. We have assumed that such documents, certificates and records are duly authorized, valid and enforceable.

In rendering our opinion, we have also relied upon statements and representations of officers and other representatives of the Acquiring Portfolio and the Target Portfolio and have assumed that such statements and representations are and will continue to be correct without regard to any qualification as to knowledge or belief.

In rendering our opinion, we have relied on the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “Service”) and such other authorities as we have considered relevant, all as in effect as of the date of this opinion and all of which are subject to differing interpretations or change at any time (possibly with retroactive effect). A change in the authorities upon which our opinion is based could affect our conclusions. An opinion of counsel is not binding on the Service or any court. No assurance can be given that the Service would not assert, or that a court would not sustain, a position contrary to this opinion.

Based upon and subject to the foregoing, we are of the opinion that, for United States federal income tax purposes, the Reorganization will be treated as a reorganization within the meaning of Section 368(a) of the Code.

Except as set forth above, we express no other opinion. This opinion is furnished to you solely for your benefit in connection with the Reorganization and is not to be relied upon by anyone else without our prior written consent. This opinion is expressed as of the date hereof, and we are under no obligation to supplement or revise our opinion to reflect any legal developments or factual matters arising subsequent to the date hereof or the impact of any information, document, certificate, record, statement, representation, covenant, or assumption relied upon herein that becomes incorrect or untrue.

Very truly yours,